UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

October 19, 2009
Date of Report (Date of earliest event reported)

2020 CHINACAP ACQUIRCO, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33799	20-5500605
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation)	File Number)	Identification No.)

	c/o Surfmax Corporation 221 Boston Post Road East Suite 410 Marlborough, Massachusetts	01752
	(Address of principal executive offices)	(Zip Code)

(508) 624-4948
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 FR 240.13e-4(c))

Item 8.01	Other Events.

On October 19, 2009, 2020 ChinaCap Acquirco, Inc. (the “Company”) issued a press release about the results of the Special Meeting of Shareholders, held on that date. Holders of approximately 17.4% of the common stock issued in the Company’s initial public offering exercised their conversion rights in connection with the Acquisition Proposal to acquire the outstanding shares of Windrace International Company Limited.  A copy of the press release is filed as an exhibit to this Form 8-K and is hereby incorporated into this Item 8.01 by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press Release dated October 19, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

2020 CHINACAP ACQUIRCO, INC.

Date: October 19, 2009	By:	/s/ Louis Koo
	Name:	Louis Koo
	Title:	Chief Financial Officer